SECURITIES & EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934


         Date of Report (Date of earliest event reported): June 25, 1998


                             Terrace Holdings, Inc.
             (Exact name of registrant as specified in its charter)


         Delaware                    0-27132                 65-0594270
         --------                    -------                 ----------
(State or other jurisdiction       (Commission              (IRS Employer
     of incorporation)              File Number)          Identification No.)


               1351 N.W. 22nd Street, Pompano Beach, Florida 33069
               ---------------------------------------------------
                    (Address of principal executive offices)

Registrant's telephone number, including area code:      954-917-7272
                                                         ------------



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Item 5.  Other Events
-------  ------------

         On June 25, 1998, Terrace Holdings, Inc. (the "Registrant") announced that it had signed an agreement with Banner Beef and Seafood Co., Inc. ("Banner") in which the Registrant acquired substantially all of Banner's assets subject to certain liabilities. Banner is a Miami, Florida-based custom value added processor of meat, seafood and poultry that manufactures and sells food service products customized to specific needs of its custormers.


         A press release dated June 25, 1998, is incorporated by reference and a copy is attached as Exhibit 99.1.




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Item 7. Financial Statements and Exhibits
-----------------------------------------

         (c)      Exhibits.

                  99.1 A copy of a Press Release dated June 25, 1998.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          TERRACE HOLDINGS, INC.
                                         ------------------------
                                              (Registrant)


Date: July 8, 1998
                                       By: /s/ Jonathan S. Lasko
                                           ---------------------------
                                               Jonathan S. Lasko
                                               Executive Vice President